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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: April 19, 1999



                         MORRISON KNUDSEN CORPORATION

                        Commission File Number 1-12054



                            A Delaware corporation

                  IRS Employer Identification No. 33-0565601



                  MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                 208/386-5000

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Item 5.  Other Material Important Events.
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     On April 19, 1999, the Company announced that Reed N. Brimhall has been named Vice President and Controller of the Company and that Douglas L. Brigham, formerly Vice President and Controller, was appointed as senior vice president and chief financial officer of the MK Engineers and Constructors Group based in Cleveland. (See the attached press release dated April 19, 1999 filed as Exhibit 99.1 hereto and incorporated herein by this reference.)



                                   Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORRISON KNUDSEN CORPORATION


                                    /s/ Stephen G. Hanks
April 21, 1999                  By:
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                                    Stephen G. Hanks
                                    Executive Vice President,
                                    Chief Legal Officer and Secretary

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